SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event Reported):
                                December 26, 2001

                             1-800-FLOWERS.COM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                           Delaware 0-26841 11-3117311
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            (State or Other Jurisdiction of (Commission File Number)
             (I.R.S. Employer Identification Incorporation) Number)

                               1600 Stewart Avenue
                            Westbury, New York 11590
                                 (516) 237-6000
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)


ITEM 5.  OTHER EVENTS.

[December 22, 2001] 1-800-FLOWERS.COM ("the Company") today reported the resignation of David Beirne from the Company's Board of Directors. Mr. Beirne, a member of the Company's Board of Directors since July, 1999 and a partner at venture capital firm Benchmark Capital, cited a need to focus his attention and efforts on early-stage companies in his firm's portfolio that "have not yet attained the financial strength that 1-800-FLOWERS.COM has achieved."

Mr. Beirne stated that "1-800-FLOWERS has been, and continues to be, an excellent investment for Benchmark. We are very pleased with the company's results to date and are very confident in its strong management team and the direction in which they are taking the company."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.
        None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             1-800-FLOWERS.COM, INC.


DATE:  December 26, 2001                     By: /s/ William E. Shea
                                             -------------------
                                             William E.Shea
                                             Chief Financial Officer
                                             Senior Vice-President-Finance
                                             and Administration